UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2004

Laser Mortgage Management, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-13563	22-3535916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Mariner Mortgage Management, Inc. 780 Third Avenue, 16th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone no., including area code (416) 226-2900

NA

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

Laser Mortgage Management, Inc. (the “Company”) announced that it will make a final liquidation distribution to its stockholders of approximately $.86 per outstanding share of common stock.

Holders of record of the Company’s common stock as of July 5, 2004 will be entitled to receive the final liquidation distribution. The distribution will be payable on July 20, 2004. This is the final liquidating distribution and no further distributions will be made. The share record books of the Company will be closed as of the close of business on the payment date.

The complete text of the Company’s press release, dated June 28, 2004, is set forth as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements

None.

(b) Pro Forma Financial Statements

None.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASER MORTGAGE MANAGEMENT, INC.

By:	/s/ Charles R. Howe, II
Name:	Charles R. Howe, II
Title:	Chief Financial Officer, Treasurer and Secretary

Date: June 29, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 28, 2004.